Exhibit 10.22(A)

CONSENT AND FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT

AND FIRST AMENDMENT TO PLEDGE AGREEMENT

THIS CONSENT AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND FIRST AMENDMENT TO PLEDGE AGREEMENT (this “Amendment”) is made as of this 29th day of September, 2014 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LUMIFICIENT CORPORATION, a Minnesota corporation (“Lumificient”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), SEESMART TECHNOLOGIES, LLC, a Delaware limited liability company (“Seesmart Tech”), RELUME TECHNOLOGIES, INC., a Delaware corporation (“Relume”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), and VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”, and together with RLT, Lumificient, LIT, Seesmart Tech, Relume and Tri-State, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto, and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”);

WHEREAS, the Obligors and the Lender are parties to a certain Pledge Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Pledge Agreement”);

WHEREAS, the Obligors have advised the Lender that solely for Tax liability savings purposes, the Obligors intend consummate a Recapitalization (as defined below) of the Equity Interests of Relume and Seesmart;

WHEREAS, pursuant to the terms and conditions of the Loan Agreement, the Pledge Agreement and the other Loan Documents, the Obligors must obtain the written approval of the Lender prior to consummating the Recapitalization;

WHEREAS, the Obligors have also requested that the Lender modify and amend certain terms and conditions of the Loan Agreement and the Pledge Agreement; and

WHEREAS, the Lender is willing to so consent to the Recapitalization and to so modify and amend certain terms and conditions of the Loan Agreement and the Pledge Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Consent to the Recapitalization. Simultaneous with the execution of this Amendment, the Equity Interests of Relume and Seesmart shall be recapitalized as follows, and the Certificates of Incorporation (which constitute Organic Documents) of Relume and Seesmart, respectively, shall be accordingly amended and filed with the Secretary of State of the State of Delaware (collectively, the “Recapitalization”):

(a)	Relume. The authorized common stock of Relume shall be reduced from 150,000,000 shares to 1,000 shares via a reverse stock split, and any and all classes of preferred stock of Relume shall be cancelled and eliminated, and RLT shall remain as the sole stockholder of Relume.

(b)	Seesmart. The authorized common stock of Seesmart shall be reduced from 40,000,000 shares to 1,000 shares via a reverse stock split, and any and all classes of preferred stock of Seesmart shall be cancelled and eliminated, and Seesmart Tech shall remain as the sole stockholder of Seesmart.

The Obligors acknowledge and agree that under no circumstances shall any cash Distributions be made relating to the Recapitalization. The Lender hereby consents to the Recapitalization subject to the terms and conditions contained herein, including, but not limited to, the fulfillment of the Conditions Precedent to Effectiveness set forth in Section 8 hereof, all as determined by the Lender in its sole discretion.

3. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	Schedule 8.1.4 to the Loan Agreement is hereby deleted in its entirety, and the amended and restated Schedule 8.1.4 to the Loan Agreement attached hereto as Exhibit “A” is hereby substituted in its stead.

4. Amendments to Pledge Agreement. The Pledge Agreement is hereby amended as follows:

(a)	Schedule III to the Pledge Agreement is hereby deleted in its entirety, and the amended and restated Schedule III to the Pledge Agreement attached hereto as Exhibit “B” is hereby substituted in its stead.

5. Ratification of Loan Documents. Except as specifically amended by this Amendment, all of the terms and conditions of the Loan Agreement and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the

Obligors warrant and represent that no Events of Default exist, and nothing contained herein shall be deemed to constitute a waiver by the Lender of any Event of Default which may nonetheless exist as of the date hereof.

6. Breach. Without limiting the provisions of the Loan Documents, a breach of any agreement, covenant, warranty, representation or certification of the Obligors under this Amendment and/or the failure of the Obligors to perform its obligations under this Amendment shall constitute and Event of Default under the Loan Agreement.

7. Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

8. Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

(a)	This Amendment shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

(b)	All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

(c)	No Event of Default shall have occurred and be continuing.

(d)	The Obligors shall have paid to Lender all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees, in connection with the preparation, negotiation, execution and delivery of this Amendment.

(e)	The Lender shall have received true and correct, fully executed copies of the following documents relating to the Recapitalization:

(i)	Written Consent of the Sole Stockholder of Relume Technologies, Inc.;

(ii)	Written Consent of the Board of Directors of Relume Technologies, Inc.;

(iii)	Written Consent of the Sole Stockholder of Seesmart, Inc.;

(iv)	Written Consent of the Board of Directors of Seesmart, Inc.;

(v)	Fourth Amended and Restated Certificate of Incorporation of Relume Technologies, Inc. (as file-stamped and certified by the Secretary of State of the State of Delaware); and

(vi)	Second Amended and Restated Certificate of Incorporation of Seesmart, Inc. (as file-stamped and certified by the Secretary of State of the State of Delaware).

(f)	The Lender shall have received the original stock certificates of Relume and Seesmart, respectively, reflecting the Recapitalization, which original stock certificates shall be accompanied by stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Lender.

(g)	The Obligors shall have executed and delivered to the Lender such additional documents, instruments, and agreements as the Lender may reasonably request.

9. Miscellaneous.

(a)	This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Amendment (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

(b)	This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)	Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

(d)	THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

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IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Cynthia G. Stannard
Name:	Cynthia G. Stannard
Title:	Sr. Vice President

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BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President and Chief Financial Officer

LUMIFICIENT CORPORATION

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

SEESMART TECHNOLOGIES, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

RELUME TECHNOLOGIES, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President, Secretary and Treasurer

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TRI-STATE LED DE, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

VALUE LIGHTING, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

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GUARANTORS:

SEESMART, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President and Secretary

SENTINEL SYSTEM, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President, Secretary and Treasurer

VALUE LIGHTING OF HOUSTON, LLC
By: Value Lighting, LLC, its Sole Member

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

ENVIROLIGHT LED, LLC
By: Seesmart, Inc., its Sole Member

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President and Secretary